PROSPECTUS   SEPTEMBER 12, 2002
                                             AS SUPPLEMENTED ON OCTOBER 16, 2002

[INVESTOR CLASS (written vertically)]




                                                                          Strong
                                                            Large Company Growth
                                                                            Fund


                                                                [PICTURE OF MAN]

















The Securities and Exchange Commission (SEC) has not
approved or disapproved of these securities or              STRONG [Strong logo]
determined if this prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What are the Fund's objectives?                                                1

What are the Fund's principal investment strategies?                           1

What are the main risks of investing in the Fund?                              2

What are the Fund's fees and expenses?                                         8

Who are the Fund's investment advisor and portfolio managers?                  9


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW                                   11

Financial Highlights                                                          11


YOUR ACCOUNT

12b-1 Fees                                                                    14

Share Price                                                                   14

Buying Shares                                                                 15

Selling Shares                                                                18

Additional Policies                                                           20

Distributions                                                                 23

Taxes                                                                         24

Services for Investors                                                        25

Reserved Rights                                                               28

For More Information                                                  Back Cover

IN THIS PROSPECTUS, "WE" OR "US" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

YOUR INVESTMENT

KEY INFORMATION

What are the Fund's objectives?

The STRONG LARGE COMPANY GROWTH FUND seeks total return by investing for both income and capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The STRONG LARGE COMPANY GROWTH FUND invests, under normal conditions, at least 80% of its net assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity. A proven management team and business model are also evaluated to determine whether historic growth rates can be replicated in the future. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. To select investments, the managers give equal emphasis to capital appreciation and current yield in order to achieve the Fund's investment objective, and may invest in convertible securities of any quality to generate higher income. Accordingly, while most of the securities selected for investment will consist of income-producing equity securities that also provide capital growth, some of the securities selected will be chosen for their capital growth capabilities alone. The Fund may invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach and may write covered call options to attempt to manage market or business risk or to seek to enhance the Fund's return. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The managers of the Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objectives.

The Fund's policy regarding its investments in large-capitalization companies (i.e., to invest at least 80% of its net assets in such companies) is a non-fundamental policy, meaning that it can be changed without shareholder approval; however, in the event of a change, the Fund will provide shareholders with at least 60 days advance notice.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The major risks of the Fund are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE TRADING RISK: The Fund may utilize an active trading approach. This approach may increase the Fund's costs and reduce the Fund's performance.

CONVERTIBLE SECURITIES RISKS: The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Until the convertible security is redeemed, converted, or exchanged, the holder of the convertible security is entitled to receive interest normally paid on debt or dividends paid on preferred stock. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interests rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the investment value of the convertible security.

GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth-style stocks. The Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

FOREIGN SECURITIES RISKS: Foreign investments may be subject to currency-rate fluctuations and political and economic instability along with, different financial reporting standards, less liquidity, and less-strict regulation of securities markets than domestic investments.

MANAGEMENT RISK: The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WRITING OPTIONS RISK: The Fund may write covered call options. In doing so, the Fund receives fees for writing the options but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options may serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify the Fund's losses. In addition, using options in this manner may reduce the Fund's opportunity for investment gain. The Fund will cover the financial exposure created by writing call options by either using offsetting options or designating liquid assets on its book and records.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares of the Fund are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The Fund is a newly created mutual fund which was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund (Rockhaven Premier Fund). This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Fund in exchange for the Rockhaven Premier Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Fund. As a result, the following return information was derived from the performance records of the Rockhaven Premier Fund. This information illustrates how performance can vary, which is one indicator of the risks of investing in the Fund. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. This information assumes that you have reinvested all dividends and distributions in additional shares of the Fund.

                         CALENDAR YEAR TOTAL RETURNS(1)

        Year                            Return
        ----                            ------
        1998                            14.8%
        1999                            52.1%
        2000                            3.3%
        2001                            -9.0%

(1) FOR THE PERIOD FROM JANUARY 1, 2002 TO JUNE 30, 2002, THE TOTAL RETURN WAS -12.90%. THE RETURNS PRESENTED IN THIS CHART DO NOT REFLECT THE ROCKHAVEN PREMIER FUND'S MAXIMUM INITIAL SALES CHARGE OF 5.75%. IF THIS SALES CHARGE WAS REFLECTED IN THIS CHART, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN.

                      BEST AND WORST QUARTERLY PERFORMANCE
                        (DURING THE PERIODS SHOWN ABOVE)

    Best quarter return                Worst quarter return
----------------------------      -----------------------------
     30.0% (4th Q 1999)                 -11.0% (3rd Q 1998)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12-31-01

                                                                             1-year          Since Fund Inception(1)
                                                                      ---------------------- -------------------------
Return Before Taxes..............................................            -9.86%                  12.98%
Return After Taxes on Distributions..............................           -10.63%                  10.96%
Return After Taxes on Distributions and Sale of Fund Shares......            -5.99%                   9.82%
Russell 1000 Growth Index (reflects no deduction for fees,
    expenses, or taxes)(2).......................................           -20.42%                   3.86%

---------------------------

(1) COMMENCED OPERATIONS ON NOVEMBER 3, 1997.
(2) THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR LARGE-CAPITALIZATION STOCKS. PREVIOUSLY, THE ROCKHAVEN PREMIER FUND COMPARED ITS PERFORMANCE TO THE MERRILL LYNCH ALL-CONVERTIBLE INDEX. THE FUND'S BENCHMARK INDEX HAS BEEN CHANGED BECAUSE WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT PROGRAM.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

The performance table does not reflect the Rockhaven Premier Fund's maximum initial sales charge of 5.75%, which was charged between September 17, 1999 and September 13, 2002. If it did, returns would be lower than those shown. No sales charge is imposed on reinvested dividends and distributions.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
The Investor Class shares of the Fund are 100% no-load, so you pay no up-front sales charges (loads) to buy or sell shares. Shares held for less than one year are subject to a redemption fee of 1.00%. Redemption fees are paid directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your Fund investment.

The Annual Fund Operating Expenses table and example shown below are based on estimated expenses for the Fund's current fiscal year, rather than actual expenses of the Fund's predecessor, the Rockhaven Premier Fund, for the prior fiscal year. If the Rockhaven Premier Fund's expenses for the prior fiscal year were to be restated to reflect current fees, the restated expenses would be the same as those shown below. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

                                                                               CONTRACTUAL
   MANAGEMENT                             OTHER        TOTAL ANNUAL FUND     WAIVERS AND/OR      NET ANNUAL FUND
     FEES(1)           12B-1 FEE        EXPENSES      OPERATING EXPENSES       ABSORPTIONS      OPERATING EXPENSES
------------------ ------------------- ------------ ------------------------ ---------------- -----------------------
      0.75%              0.25%            0.74%              1.74%                0.24%              1.50%(2)

---------------------------

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL.
(2) WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR FEES AND/OR ABSORB EXPENSES FOR AN INDEFINITE PERIOD OF TIME TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 1.50%. THIS CONTRACT MAY ONLY BE TERMINATED BY THE BOARD OF DIRECTORS OF THE FUND, BUT NOT BEFORE MAY 1, 2003. WHILE ANY SUCH WAIVERS AND/OR ABSORPTIONS MAY BE RECOUPED BY US AT ANY TIME DURING THE FIRST THREE FISCAL YEARS SUCCEEDING THE FISCAL YEAR DURING WHICH THE WAIVER OR ABSORPTION TOOK PLACE (BUT ONLY IF SUCH REPAYMENT CAN BE ACHIEVED WITHIN THE FUND'S THEN CURRENT EXPENSE LIMITATIONS, IF ANY), WE HAVE NO INTENTION OF REQUESTING SUCH REPAYMENT.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR(1)(2)          3 YEARS(1)         5 YEARS(1)         10 YEARS(1)
--------------------- ------------------ ------------------ -----------------
$253                  $548               $944               $2,052
---------------------------
(1) THE 1 YEAR NUMBER IS CALCULATED BASED ON THE FUND'S "NET" OPERATING EXPENSES, AS SHOWN IN THE TABLE ABOVE. THE NUMBERS FOR THE SUCCEEDING YEARS ARE CALCULATED BASED ON THE FUND'S "TOTAL" OPERATING EXPENSES, AS SHOWN IN THE TABLE ABOVE.
(2) THE 1.00% REDEMPTION FEE IS REFLECTED IN THE 1 YEAR NUMBER ONLY.

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Effective September 5, 2002, Strong Capital Management, Inc. (Strong) succeeded Rockhaven Asset Management, LLC (Rockhaven) as the investment advisor for the Rockhaven Premier Fund. When the Rockhaven Premier Fund was acquired by the Fund on September 16, 2002, Strong continued as the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of July 31, 2002, of over $40 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below based on the average daily net asset value of the Fund.

  FOR ASSETS UNDER       FOR THE NEXT           FOR ASSETS
     $4 BILLION        $2 BILLION ASSETS    $6 BILLION AND ABOVE
-------------------- --------------------- -----------------------
       0.75%                0.725%                0.70%

The following individuals are the Fund's portfolio managers.

CHRISTOPHER H. WILES co-manages the Fund and is a Chartered Financial Analyst. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the president and founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Premier Fund, since its inception in November 1997. Prior to founding Rockhaven, Mr. Wiles was a senior vice president of Federated Investors, where he also served as an equity Portfolio Manager. Mr. Wiles began his investment career in 1984. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's degree of business administration from Cleveland State University in 1984.

LAWRENCE E. EAKIN, JR. co-manages the Fund. Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Premier Fund, since its inception in November 1997. From February 1995 until February 1997, Mr. Eakin was a technology analyst at Federated Investors. From 1986 to 1995, Mr. Eakin was a project leader/senior information analyst at Westinghouse Electric. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

FINANCIAL HIGHLIGHTS

Effective September 16, 2002, the Fund acquired all of the assets and assumed all of the liabilities of the Rockhaven Premier Fund in exchange for Investor Class shares of the Fund, which were distributed pro rata to the shareholders of the Rockhaven Premier Fund. Accordingly, the Fund is the successor to the Rockhaven Premier Fund. The following financial highlights were derived from the financial statements of the Rockhaven Premier Fund. With the exception of the figures for the six months ended March 31, 2002, these financial statements and financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the Rockhaven Premier Fund's financial statements, are included in the Rockhaven Premier Fund's annual report to shareholders, which is available upon request.

The financial highlights table is intended to help you understand the financial performance of the Rockhaven Premier Fund, which is the predecessor of the Fund, for the periods shown. Certain information reflects financial results for a single share outstanding for the entire period. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment for the stated periods (assuming reinvestment of all dividends and distributions).

STRONG LARGE COMPANY GROWTH FUND - INVESTOR CLASS

                                                                    Sept. 30,     Sept. 30,    Sept. 30,     Sept. 30,
Selected Per-Share Data(c)                      Mar. 31, 2002(a)       2001         2000         1999         1998(b)
----------------------------------------------- ------------------ ------------- ------------ ------------ ---------------
Net Asset Value, Beginning of Period..........      $12.17             $19.15        $13.12        $9.80       $10.00
                                                    ======             ======        ======        =====       ======
Income From Investment Operations:
     Net Investment Income....................        0.20               0.32          0.29         0.18         0.21
     Net Realized and Unrealized Gain (Loss)          1.06              (5.09)         6.26         3.33        (0.21)
      on investment...........................        ----              ------         ----         ----        ------
----------------------------------------------- ------------------ ------------- ------------ ------------ ---------------
Total From Investment Operations..............        1.26              (4.77)         6.55         3.51         0.00
                                                      ----              ------         ----         ----         ----
Less Distributions:
     From Net Investment Income...............       (0.13)             (0.32)        (0.27)       (0.19)       (0.20)
     From Net Realized Gain on Investments....       (0.03)             (1.89)        (0.25)     -            -
                                                     ------             ------        ------  ---------    ---------
----------------------------------------------- ------------------ ------------- ------------ ------------ ---------------
Total Distributions...........................       (0.16)             (2.21)        (0.52)       (0.19)       (0.20)
                                                     ------             ------        ------       ------       ------
----------------------------------------------- ------------------ ------------- ------------ ------------ ---------------
Net Asset Value, End of Period................      $13.27             $12.17        $19.15       $13.12        $9.80
                                                    ======             ======        ======       ======        =====
----------------------------------------------- ------------------ ------------- ------------ ------------ ---------------
Total Return (d)..............................      10.35%(e)          (26.22)%       50.67%       35.98%       (0.10)%(e)
=============================================== ================== ============= ============ ============ ===============
Ratios and Supplemental Data:
     Net Assets, End of Period (millions).....      $35.1              $33.2         $37.0         $8.7         $1.7
Ratio of Expenses to Average Net Assets:
     Before Expense Reimbursement.............       1.66%(f)            1.64%         1.58%        3.06%       11.28%(f)
     After Expense Reimbursement..............       1.50%(f)            1.50%         1.50%        1.50%        1.49%(f)
Ratio of Net Investment  Income to Average Net
   Assets:
     After Expense Reimbursement..............        2.99%(f)           2.18%         1.83%        1.51%        2.62%(f)
Portfolio Turnover Rate.......................      169.57%            285.27%       108.77%      120.16%      147.56%

---------------------------
(a) For the six months ended March 31, 2002 (unaudited).
(b) For the period of November 3, 1997 through September 30, 1998.
(c) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(d) Does not reflect sales load.
(e) Not annualized.
(f) Annualized.

YOUR ACCOUNT

12B-1 FEES
--------------------------------------------------------------------------------
The Fund has adopted a Rule 12b-1 distribution and service plan for its Investor Class shares. Under the distribution and service plan, the Fund pays Strong Investments, Inc. (Distributor) or others to sell Investor Class shares. These expenses may also include service fees paid to securities dealers or others that provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these 12b-1 fees will increase the cost of your investment and may cost more than other types of sales charges.

SHARE PRICE
--------------------------------------------------------------------------------
Your transaction price for buying, selling, or exchanging specific classes of shares of the Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.

((Side Box))
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class minus the Fund's liabilities attributable to the class) by the number of shares in the class outstanding.


FOREIGN SECURITIES
Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the NAV.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements:

-------------------------------------------- ------------------------------------ -------------------------------------
                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                                           $2,500                                 $100
-------------------------------------------- ------------------------------------ -------------------------------------
Education Savings Accounts, traditional                    $1,000                                 $100
IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMA
accounts
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, 403(b)(7), Keogh, Pension        the lesser of $250 or $25 per month                  $50
Plan, and Profit Sharing Plan accounts*
-------------------------------------------- ------------------------------------ -------------------------------------

* If you open an employer-sponsored retirement plan account where we provide, or one of our alliance partners provides, document or administrative services, there is no initial investment minimum.

BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
The exchange option is added to your account when it is opened, unless you choose otherwise. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 to request a Shareholder Account Options Form.

((Side Box))
QUESTIONS?
Call 1-800-368-3863
24 hours a day
7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't provide a voided bank check or savings account deposit slip to establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 to request a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

ONLINE ACCOUNT ACCESS AT STRONG.COM
You can use online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including the Fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER...
o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $25 for every check or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next day NAV is calculated (Business Day).

SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on the account.

REDEMPTION OPTION
The redemption option is added to your account when it is opened, unless you choose otherwise. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed;

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption; or

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

ONLINE ACCOUNT ACCESS AT STRONG.COM
You can use online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER...
o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.

o    Some  transactions  and  requests  require  a  signature   guarantee.   See
     "Additional Policies" for examples.

o With an IRA (or other retirement account), you may be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))
There may be special distribution requirements that apply to retirement accounts. For instructions on:
o    Roth and Traditional IRA accounts, call 1-800-368-3863.
o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.

ADDITIONAL POLICIES

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT
When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we will deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call 1-800-368-3863 for more information.

HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose accounts were opened on or prior to September 16, 2002 or whose combined Strong Fund assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum. We may also waive this fee under certain other circumstances.

MARKET TIMERS
The Fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the Fund within 30 days of an earlier exchange request, (2) exchanged shares out of the Fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of the Fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.

PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

REDEMPTION FEE
The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a 1.00% fee, based on the redeemed shares' market value, on redemptions (including exchanges and involuntary redemptions) of Fund shares held for less than one year. Redemption fees are paid to the Fund. The Fund uses the "first-in, first-out" (FIFO) method to determine the one-year holding period. Redemption fees are not applicable to shares purchased through reinvested dividends.

SIGNATURE GUARANTEES
A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which the Fund will require a signature guarantee for all authorized owners of an account include:

o when requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong mutual fund account;
o when establishing a bank address with no owner(s) in common with the Strong account owner(s), or when all Strong joint account owners are not also bank account owners;
o when transferring the ownership of an account to another individual or organization;
o    when submitting a written redemption request for more than $100,000;
o    if adding/changing a name or adding/removing an owner on an account; and
o    if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider using Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or online account access at WWW.STRONG.COM. Please remember that you must have the redemption option on your account to redeem shares through Strong Direct(R) or online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, the Fund generally pays you dividends from net investment income quarterly and distributes any net capital gains that it realizes annually. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion the Fund may reinvest distribution checks and reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the Fund's active trading approach may increase the amount of capital gains tax that you have to pay on the Fund's return.

((Side Box))
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your Fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

((Side Box))
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in the Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access Fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your Fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

ONLINE ACCOUNT ACCESS AT STRONG.COM
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. You may also update your mailing address and add or make changes to an Automatic Investment Plan. In addition, you may sign up to receive regulatory documents, regulatory inserts, daily transaction reports, and account statements from us in an electronic format, or request that we discontinue electronic delivery. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your Fund's closing price by e-mail each Business Day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of the Fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate Fund's prospectus. The Fund charges a redemption fee of 1.00%, based on the redeemed shares' market value, for shares held 12 months or less. Purchases by exchange are subject to the investment requirements and other criteria of the fund and class purchased.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC INVESTMENT PLAN (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND AND CAPITAL GAINS REINVESTMENT
     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o    PAYROLL DIRECT DEPOSIT PLAN
     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Fund of your choice.

o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information will be available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@STRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: WWW.SEC.GOV


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Large Company Growth Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-8100





                                                            0210LCG/WH2080 10-02



--------------------------------------------------------------------------------


PLEASE  FILE THIS  STATEMENT  OF  ADDITIONAL  INFORMATION  SUPPLEMENT  WITH YOUR
RECORDS.


                        STRONG LARGE COMPANY GROWTH FUND


 Supplement to the Statement of Additional Information dated September 12, 2002.

SUPPLEMENT DATED OCTOBER 16, 2002

IMPORTANT NOTICE REGARDING THE TOTAL RETURNS
The Total Return table on page 49 of the Statement of Additional Information is deleted and replaced with the following:

                                TOTAL RETURN(1)

                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
     Time Period           Initial                                                                After Taxes on
                           $10,000      Ending $    Cumulative     Before     After Taxes on     Distributions and
                         Investment      Value     Total Return     Taxes      Distributions    Sale of Fund Shares
----------------------- -------------- ----------- ------------- ------------ ---------------- -----------------------
Period Ended
September 30, 2001
   One Year                $10,000       $7,315       -26.85%     -26.85%         -30.32%             -15.44%
   Life of Fund(2)         $10,000      $15,101        51.01%     11.13%            9.06%               8.29%
Period Ended
March 31, 2002
   One Year                $10,000       $9,966        -0.34%     -0.34%           -1.25%              -0.20%
   Life of Fund(2)         $10,000      $16,664        66.64%     12.29%           10.33%               9.28%
-----------------------

(1) Performance information does not reflect the Rockhaven Premier Fund's maximum initial sales charge of 5.75%, which was charged between September 17, 1999 and September 13, 2002. If it did, returns would be lower than those shown.
(2) Commenced operations on November 3, 1997.

SUPPLEMENT DATED SEPTEMBER 20, 2002

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective immediately, the second and fourth investment policies under "INVESTMENT POLICIES AND TECHNIQUES - Strong Large Company Growth Fund" on page 5 of the Statement of Additional Information are deleted and replaced with the following:

STRONG LARGE COMPANY GROWTH FUND

o Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stock (e.g., convertible bonds and convertible preferred stocks).
o The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).

   IF YOU HAVE ANY QUESTIONS, PLEASE CALL US, DAY OR NIGHT, AT 1-800-368-3863,
                         24 HOURS A DAY, 7 DAYS A WEEK.